SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: MARCH 31, 2004

                               BIO-ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            NEVADA                       000-31889              65-0815746
            ------                       ---------              ----------
 (State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

 1630 WINTER SPRINGS BOULEVARD, WINTER SPRINGS, FLORIDA            32708
 ------------------------------------------------------            -----
          (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code:            (407) 977-1005
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         Bio-One Corporation, a Nevada corporation ("Bio-One") entered into a Share Exchange Agreement (the "Share Exchange Agreement"), dated March 31, 2004, by and among Bio-One Interactive Nutrition Inc., a corporation governed by the laws of Canada ("INI") and Eli Nesrallah, Joseph Nesrallah and Panela Nesrallah. Pursuant to the Share Exchange Agreement, Bio-One acquired all of the issued and outstanding capital stock in INI for an aggregate purchase price of C$30,000,000. Bio-One paid C$15,000,000 in cash at closing and issued a Convertible Promissory Note in the principal amount of C$15,000,000, which Bio-One is obligated to repay in 57 consecutive monthly installments of C$263,158 commencing on July 1, 2004.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (A)      EXHIBITS


EXHIBIT             DESCRIPTION                                                           LOCATION

16.1                Share Purchase Agreement, dated March 31, 2004, by and among          Provided herewith
                    Bio-One Corporation, Interactive Nutrition Inc., Eli Nesrallah,
                    Joseph Nesrallah and Panela Nesrallah

16.2                Convertible Promissory Note, dated March 31, 2004, in the principal   Provided herewith
                    amount of C$15,000,000 issued to Interactive Nutrition Inc.

16.3                Executive Employment Agreement, dated March 31, 2004, by and among    Provided herewith
                    Interactive Nutrition Inc., Bio-One Corporation and Eli Nesrallah

16.4                Executive Employment Agreement, dated March 31, 2004, by and among    Provided herewith
                    Interactive Nutrition Inc., Bio-One Corporation and Joseph Nesrallah

16.5                Executive Employment Agreement, dated March 31, 2004, by and among    Provided herewith
                    Interactive Nutrition Inc., Bio-One Corporation and Panela Nesrallah

16.6                Share Pledge Agreement, dated March 31, 2004, by and among Bio-One    Provided herewith
                    Corporation, Interactive Nutrition Inc. and Interactive Nutrition
                    International Inc.

16.7                General Security Agreement, dated March 31, 2004, by and between      Provided herewith
                    Interactive Nutrition International Inc. and Interactive Nutrition
                    Inc.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BIO-ONE CORPORATION

Date: April 15, 2004           By:/s/ Armand Dauplaise
                                  --------------------------
                               Name:  Armand Dauplaise
                               Its:   President, Chief Executive Officer,
                                      Principal Accounting Officer and Director


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